Exhibit 99.1

Bunker Hill Announces Closing of $31 Million Combined Equity Financings and Debt Settlements Along with its Major Capital Restructuring

KELLOGG, IDAHO, USA | VANCOUVER, BRITISH COLUMBIA, CANADA – June 5, 2025 – Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR |OTCQB: BHLL) is pleased to announce that it has closed its previously announced brokered private placement (the “Brokered Private Placement”) for aggregate cash consideration of approximately US$6.2 million and debt settlement of approximately US$4.4 million (40,726,231 units). The Brokered Private Placement included participation by Sprott Streaming and Royalty Corp. (together with its affiliates, “Sprott Streaming”). The Company has also closed its concurrent non-brokered private placement (the “Teck Private Placement” and, together with the Brokered Private Placement, the “Equity Offerings”) with Teck Resources Limited (together with its affiliates, “Teck”) for approximately US$20.5 million. As part of the Equity Offerings, the Company issued an aggregate of 252,215,751 units of the Company (“Units”) at a price of C$0.15 (or the U.S. Dollar equivalent thereof) per Unit (the “Offering Price”), of which (i) Teck acquired 195,294,655 Units (the “Teck Units”), and (ii) 56,921,096 Units were sold by a syndicate of agents led by BMO Capital Markets, CIBC Capital Markets and Red Cloud Securities Inc., as joint bookrunners, and including National Bank Financial Inc. (collectively, the “Agents”), of which Sprott Streaming acquired 10,000,000 Units (the “Sprott Subscription”).

The Company is also pleased to announce that it has concurrently closed the previously announced capital restructuring transactions, including the conversion into equity of certain outstanding debt, and the modification of certain existing royalty and stream financing arrangements with Sprott Streaming, as further described herein.

The Company also announces that Paul Smith has resigned as a director of the Company.

“We are pleased to announce the closing of this transformational transaction which not only strengthens our balance sheet but signals a new phase in our longstanding partnerships with both Teck and Sprott Streaming. Although the transaction took many weeks to finalize, we know the results will benefit all stakeholders and continues the work our team is doing in Kellogg, Idaho to bring this great asset into production.” said Richard Williams, Executive Chairman.

Sam Ash, President and CEO, added: “The Bunker Hill Mine project construction is now 67% complete, with all procurement executed, and ore currently being stockpiled underground. This important transaction paves the way for our exceptional crews and loyal contractors, many of whom have become shareholders as part of this financing transaction, to progress towards the safe and sustainable restart of Bunker Hill operations in H1 2026”.

Details of the Equity Offering

The Equity Offerings, including both the brokered and non-brokered components, were conducted on a private placement basis pursuant to applicable exemptions from the requirements of securities laws under National Instrument 45-106 – Prospectus Exemptions and under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and in such other jurisdictions outside of Canada and the United States pursuant to applicable exemptions from the prospectus, registration or other similar requirements in such other jurisdictions. Each Unit issued under the Equity Offerings consisted of one share of common stock (a “Common Share”) and one-half of one Common Share purchase warrant (a “Warrant”). Each whole Warrant will be exercisable to acquire one additional Common Share (a “Warrant Share”) at a price of C$0.25 per Warrant Share for a period of three (3) years following the date of issuance, subject to customary adjustments. All securities issued pursuant to the Equity Offerings (i) are subject to a four month plus one day hold period in accordance with applicable Canadian securities laws and, if applicable, the policies of the TSX Venture Exchange (the “TSX-V”) and (ii) have not been registered under the U.S. Securities Act or any U.S. state securities laws and may not be offered or sold in the United States without registration under the U.S. Securities Act and all applicable state securities laws or compliance with requirements of an applicable exemption therefrom.

The Company intends to use the net proceeds of the Equity Offerings to support the construction, start-up and ramp-up of the Bunker Hill Zinc-Silver-Lead Mine in the Silver Valley, Idaho (the “Project”).

Immediately prior to the date hereof, Teck beneficially owned, directly or indirectly, or exercised control or direction over, 23,784,723 Common Shares and warrants to purchase an additional 2,951,389 Common Shares, representing approximately 6.6% of the issued and outstanding Common Shares on a non-diluted basis and approximately 7.4% on a partially diluted basis. Upon closing of the Teck Private Placement, Teck now beneficially owns, directly or indirectly, or exercises control or direction over 219,079,378 Common Shares and warrants to purchase an additional 100,598,716 Common Shares, representing approximately 23.9% of the issued and outstanding Common Shares on a non-diluted basis and, assuming the exercise of all warrants now held by Teck, approximately 31.4% on a partially diluted basis, and is considered a “Control Person” of the Company (as such term is defined in the policies of the TSX-V). The Company obtained written consents of disinterested stockholders of the Company holding a majority of the voting shares of the Company (collectively, the “Stockholder Consent”) for, among other things, the Teck Private Placement, including the creation of Teck as a Control Person of the Company, in satisfaction of the applicable shareholder approval requirements of the TSX-V.

Teck’s purchase of the Teck Units under the Teck Private Placement is being made for investment purposes. Teck may determine to increase or decrease its investment in the Company depending on market conditions and any other relevant factors. This release is required to be issued under the early warning requirements of applicable securities laws. Teck’s head office is located at Suite 3300 – 550 Burrard Street, Vancouver, BC, V6C 0B3. In satisfaction of the requirements of the National Instrument 62-104 - Take-Over Bids And Issuer Bids and National Instrument 62-103 - The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, early warning reports respecting the acquisition of Common Shares and warrants to purchase additional Common Shares by Teck or its affiliates will be filed under the Company’s SEDAR+ at www.sedarplus.ca. A copy of Teck’s early warning report to be filed in connection with the Teck Private Placement may also be obtained by contacting Dale Steeves at 236-987-7405.

The Company has also entered into an investor rights agreement (the “Teck Investor Rights Agreement”) with Teck dated June 5, 2025, pursuant to which Teck has the right to maintain its percentage interest in future financings, subject to certain customary exceptions, and will have such other rights as described in the March 6, 2025 news release of the Company and as set forth in the Teck Investor Rights Agreement. A copy of the Teck Investor Rights Agreement will be filed by the Company as a material agreement and will be made available on the Company’s SEDAR+ profile.

In connection with the Brokered Private Placement, the Agents received cash commissions of C$461,061.

Details of the Capital Restructuring Transactions

The Company also completed the previously announced restructuring transactions, as further described below.

●	Standby Facility: The Company concurrently closed the previously announced uncommitted revolving standby prepayment facility of up to US$10 million (the “SP Facility”) to be provided to the Company by Teck, as further described in the Company’s news release dated May 16, 2025. No bonus securities of the Company were issued to Teck in connection with the SP Facility, nor is the SP Facility convertible into securities of the Company.

●	Offtake Amendments: The Company, through its wholly-owned subsidiary Silver Valley Metals Corp (“Silver Valley”), has entered into the previously announced amending agreements with respect to existing zinc and lead offtake agreements between Teck and Silver Valley. As a result of these amendments, among other amendments, the offtakes will now apply to life-of-mine production rather than the original 5-year term.

●	Amendment of Existing Convertible Debentures: The Company completed the previously announced amendment and restatement of the previously issued series 1 and series 2 secured convertible debentures, as further described in the Company’s news release dated March 25, 2025.

●	Amendment of Existing Royalty: In addition to the amendment of the Second Royalty (as defined and further described below), the Company amended certain existing royalty interests (collectively, the “First Royalty”) previously granted to Sprott Streaming, as further described in the Company’s news release dated March 6, 2025. As a result of such amendment, the First Royalty has been consolidated into one 1.85% life-of-mine gross revenue royalty applying to both primary and secondary claims comprising the Project.

●	Amendments to the Debt Facility: Sprott Streaming and the Company amended and restated the senior secured loan agreement in the aggregate principal amount of US$21 million (the “Debt Facility”) to (i) reduce the outstanding principal amount under the Debt Facility from US$21 million to US$15 million, (ii) increase the secondary claims percentage under the additional royalty (the “Second Royalty”), which amendment shall also be reflected in an amending agreement to the Second Royalty, and (iii) cancel the royalty buyback option granted to the Company thereunder, which amendment will also be reflected in the amending agreement to the Second Royalty. In addition, the Debt Facility (as defined below) was amended to include an option, at the election of the Company, to settle any accrued and unpaid interest through the issuance of Common Shares, subject to the prior approval of the TSX-V.

●	Sprott Stream Conversion: The existing metals purchase agreement (the “Metals Purchase Agreement”) dated June 23, 2023 between the Company, Silver Valley and Sprott Streaming, pursuant to which Sprott Streaming previously advanced a US$46 million deposit to Silver Valley was terminated and exchanged for: (i) 200,000,000 Common Shares; (ii) senior secured Series 3 convertible debentures in the aggregate principal amount of US$4 million and with a maturity date of June 5, 2030; and (iii) an additional 1.65% life-of-mine gross revenue royalty (the “New Royalty”) on primary and secondary claims comprising the Project, as further described in the Company’s news release dated May 16, 2025.

●	Sprott Streaming Debt Settlements: Concurrently with the Equity Offerings, the Company entered into the previously announced debt settlement agreements with Sprott Streaming, pursuant to which an aggregate of 63,690,476 Common Shares were issued to Sprott at the Offering Price in full satisfaction of (i) US$487,500 of unpaid interest under the secured convertible debentures held by Sprott Streaming, and (ii) US$6,200,000, consisting of the principal amount of US$6 million previously advanced to the Company under the Debt Facility, together with an aggregate of US$200,000 of interest accrued thereon, each as further described in the Company’s news release dated May 16, 2025.

●	Additional Debt Settlements: The Company and Silver Valley also entered into agreements to settle certain other amounts owing through the issuance of equity securities, as further described in the Company’s news release dated May 16, 2025. Concurrently with the Equity Offerings, the Company issued (i) 761,904 Units to MineWater LLC (together with its affiliates, “MineWater”) in settlement of an outstanding cooperation fee in the aggregate amount of US$80,000, (ii) an aggregate of 257,379 Common Shares to certain directors of the Company (the “Participating Directors”) in settlement of a total of C$195,000 owing for services rendered by the Participating Directors between March 1 - April 30, 2025 (collectively, the “Director Services”); and (iii) 30,302,181 Units to certain other arm’s length creditors or contractors of the Company to settle certain other outstanding receivables and other amounts owing in the aggregate amount of approximately US$3,072,254.

Each Unit issued pursuant to the Debt Settlements consisted of one Common Share and one-half of Warrant, with each whole Warrant exercisable for one additional Warrant Share at an exercise price of C$0.25 per Warrant Share for a period of three (3) years following the date of issuance. The Participating Directors, each being a Non-Arm’s Length Party (as such term is defined in the policies of the TSX-V), received Common Shares in lieu of Units. The Company satisfied the shareholder approval requirements of the TSX-V applicable to the issuance of the Common Shares to the Participating Directors, as Non-Arm’s Length Parties, by way of the Stockholder Consent.

●	Amendments to the Monetary Metals Silver Loan: The Company and Silver Valley completed the previously announced amendment of the existing secured promissory note purchase agreement dated August 8, 2024 (as previously amended) and secured promissory note with Monetary Metals Bond III LLC (together with its affiliates, “Monetary Metals”), as further described in the Company’s news release dated May 16, 2025.

●	Amendments to Existing Security and Intercreditor Arrangements: The Company amended its existing security and intercreditor arrangements with Sprott Streaming, Monetary Metals and MineWater (the “Original Intercreditor Parties”) to, among other things, reflect the termination of the Metals Purchase Agreement and other certain other transactions described herein, and to account for Teck under such arrangements. Concurrently with the Equity Financings, the Company entered into an amended and restated intercreditor agreement with the Original Intercreditor Parties and Teck, which among things, deferred certain royalty payments and imposed restrictions on early prepayment of principal amounts under outstanding debt obligations of the Company for so long as amounts are outstanding under the SP Facility, and allowed certain portions of Teck’s security interest under the SP Facility to be granted on a first priority basis, as further described in the Company’s news release dated May 16, 2025.

●	Equity Payment: The Company, together with Silver Valley, entered into the previously announced equity payment agreement (“Equity Payment Agreement”) with C & E Tree Farm, L.L.C. (“C&E”), pursuant to which the Company issued 4,761,905 Units to C&E at a deemed price equal to the Offering Price to satisfy US$500,000 of the purchase price payable under an existing option agreement between Silver Valley and C&E, dated March 3, 2023. Each Unit issued pursuant to the Equity Payment Agreement consists of one Common Share and one-half of one Warrant, with each whole Warrant exercisable for one additional Warrant Share at an exercise price of C$0.25 per Warrant Share for a period of three (3) years following the date of issuance, being June 5, 2028.

All securities issued pursuant to the restructuring transactions described above (i) are subject to a four months plus one day hold period in accordance with applicable Canadian securities laws and, if applicable, the policies of the TSX-V and (ii) have not been registered under the U.S. Securities Act or any U.S. state securities laws and may not be offered or sold in the United States without registration under the U.S. Securities Act and all applicable state securities laws or compliance with requirements of an applicable exemption therefrom.

In connection with the transactions described herein (including the Sprott Subscription), Sprott Streaming was issued an aggregate of 259,802,380 Common Shares, 5,000,000 Warrants and convertible debentures of which the principal amount is convertible into up to 38,320,000 Common Shares. As a result, Sprott Streaming now owns or exercises control over approximately 29.6% of the issued and outstanding Common Shares (or, assuming the exercise of all warrants and the conversion of the full principal amount of the convertible debentures now held by Sprott, approximately 39.1% on a partially diluted basis) and is considered a “Control Person” of the Company. The Company obtained the Stockholder Consent for, among other things, the restructuring transactions with Sprott Streaming and the Sprott Subscription, including the creation of Sprott Streaming as a Control Person of the Company, in satisfaction of the applicable shareholder approval requirements of the TSX-V.

The Company has also entered into an investor rights agreement (the “Sprott Investor Rights Agreement”) with Sprott Streaming dated June 5, 2025, pursuant to which, among other things, Sprott Streaming has the right to appoint one nominee (or an observer) to the board of directors of Bunker Hill, subject to certain customary exceptions. A copy of the Sprott Investor Rights Agreement will be filed by the Company as a material agreement and will be made available on the Company’s SEDAR+ profile.

Given that Sprott is a “Non-Arm’s Length Party” (as such term is defined in the policies of the TSX-V), the amendment and restatement of the Debt Facility and the granting of the Second Royalty each constituted a “Reviewable Disposition” under TSX-V Policy 5.3 – Acquisitions and Dispositions of Non-Cash Assets and were therefore subject to the TSX-V requirement to provide evidence of value. The Company satisfied this requirement by way of the Stockholder Consent.

Related Party Transactions

Each of the transactions described above with (i) Sprott Streaming, including the issuance of Common Shares in connection therewith, as well as the issuance of Units to Sprott Streaming pursuant to the Sprott Subscription, and (ii) directors and officers of the Company, including the issuance of Common Shares to the Participating Directors in connection therewith, as well as the issuance of Units to directors and officers of the Company under the Brokered Private Placement, constituted a “related party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company relied on the exemptions from the formal valuation and minority shareholder approval requirements provided under Sections 5.5(g) and 5.7(e) under MI 61-101 related to the financial hardship of the Company.

Amendment to Articles of Incorporation

The Company also received the approval of a majority of its stockholders, by way of the Stockholder Consent, to proceed with the previously announced amendment and restatement of its articles of incorporation to, among other things, increase the total number of shares of capital stock that the Company is authorized to issue from 1,510,000,000 shares to 2,510,000,000 shares.

ABOUT BUNKER HILL MINING CORP.

Bunker Hill is an American mineral exploration and development company focused on revitalizing our historic mining asset: the renowned zinc, lead, and silver deposit in northern Idaho’s prolific Coeur d’Alene mining district. This strategic initiative aims to breathe new life into a once-productive mine, leveraging modern exploration techniques and sustainable development practices to unlock the potential of this mineral-rich region. Bunker Hill Mining Corp. aims to maximize shareholder value while responsibly harnessing the mineral wealth in the Silver Valley mining district by concentrating our efforts on this single, high-potential asset. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR+ and EDGAR databases.

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSX-V nor its Regulation Services Provider (as that term is defined in the policies of the TSX-V) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding: the Company’s objectives, goals or future plans, including with respect to the restart and development of the Project in a manner that maximizes shareholder value; the achievement of future short-term, medium-term and long-term operational strategies; Bunker Hill’s ability to secure sufficient project financing to complete the construction and development of the Project and move it to commercial production on an acceptable timeline, on acceptable terms, or at all; and the proposed amendment of the articles of incorporation of the Company. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the restart and development of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder, including following the debt restructuring transactions described herein; further drilling and geotechnical work supporting the planned restart and operations at the Project; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to realize the anticipated benefits of the transactions described herein, including with respect to the debt restructuring; Bunker Hill’s ability to use the net proceeds of the Equity Offerings in a manner that will increase the value of stockholders’ investments; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Project or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Project and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Project complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).